997 P2 12/18

SUPPLEMENT DATED DECEMBER 19, 2018

TO THE PROSPECTUS DATED DECEMBER 1, 2018

OF

FRANKLIN GLOBAL TRUST

Franklin Global Listed Infrastructure Fund

The prospectus is amended as follows:

I.  The “Fund Summary – Portfolio Managers” section on page 10 of the prospectus is replaced with the following:

Portfolio Managers

Wilson Magee

Portfolio Manager of FT Institutional and portfolio manager of the Fund since inception (2013).

Ketul Sakhpara, CFA

Portfolio Manager and Research Analyst of FT Institutional and portfolio manager of the Fund since 2014.

II.  The listed portfolio managers and following paragraph in the “Fund Details – Management” section on page 24 of the prospectus are replaced with the following:

Wilson Magee   Portfolio Manager of FT Institutional

Mr. Magee has been a lead portfolio manager of the Fund since inception (2013) and assumed the duties of co-lead portfolio manager in 2016. He joined Franklin Templeton Investments in 2010. Prior to joining Franklin Templeton Investments, he was President and portfolio manager of Colony Investment Management. He previously was a portfolio manager at Goldman Sachs Asset Management and Grantham Mayo Van Otterloo (GMO) and an investor at AEW Capital Management.

Ketul Sakhpara, CFA   Portfolio Manager and Research Analyst of FT Institutional

Mr. Sakhpara has been a portfolio manager of the Fund since 2014 and assumed the duties of co-lead portfolio manager in 2016. He joined Franklin Templeton Investments in 2013. Prior to joining the Franklin Templeton Investments, he worked as a vice president (senior equity analyst) for Tudor Pickering's Energy Infrastructure Long-Short Equity Hedge Fund where he was the lead analyst covering listed Midstream Infrastructure Companies. Prior to this, he was a Director of research for EQC Funds, a Long-Short Equity Hedge Fund investing in Master Limited Partnerships (MLP's) and Utilities.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

As co-lead portfolio managers, Messrs. Magee and Sakhpara are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. They have equal authority over all aspects of the Fund’s investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which either may perform these functions, and the nature of these functions, may change from time to time.

Please keep this supplement with your prospectus for future reference.